UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report

January 11, 2005

(Date of earliest event reported)

Commission File Number	Registrant	State of Incorporation	IRS Employer Identification Number
2-38960	Alabama Gas Corporation	Alabama	63-0022000

605 Richard Arrington Boulevard North Birmingham, Alabama	35203
(Address of Principal Executive Offices)	(Zip Code)

(205) 326-2700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 11, 2005, Alabama Gas Corporation entered into an underwriting agreement (the “Jones Underwriting Agreement”) with Edward D. Jones & Co., L.P. (the “underwriter”), whereby Alabama Gas Corporation agreed to sell and the underwriter agreed to purchase from Alabama Gas Corporation, subject to and upon the terms and conditions set forth in the Jones Underwriting Agreement, $40,000,000 principal amount of its 5.70% Notes due January 15, 2035 (the “2035 Notes”). The 2035 Notes are issuable pursuant to an indenture dated as of November 1, 1993 between Alabama Gas Corporation and The Bank of New York, as successor to NationsBank of Georgia, National Association, as trustee (the “Indenture”). The Jones Underwriting Agreement contains customary representations, warranties and agreements of Alabama Gas Corporation and customary conditions to closing, indemnification rights and obligations of the parties and termination provisions.

On January 11, 2005, Alabama Gas Corporation entered into an underwriting agreement (the “Edwards Underwriting Agreement”) with A.G. Edwards & Sons, Inc. (the “underwriter”), whereby Alabama Gas Corporation agreed to sell and the underwriter agreed to purchase from Alabama Gas Corporation, subject to and upon the terms and conditions set forth in the Edwards Underwriting Agreement, $40,000,000 principal amount of its 5.20% Notes due January 15, 2020 (the “2020 Notes”). The 2020 Notes are issuable pursuant to the Indenture. The Edwards Underwriting Agreement contains customary representations, warranties and agreements of Alabama Gas Corporation and customary conditions to closing, indemnification rights and obligations of the parties and termination provisions.

Copies of the Jones Underwriting Agreement and the Edwards Underwriting Agreement are attached hereto as Exhibits 1.1 and 1.2, respectively, and are incorporated by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreements.

Both the 2035 Notes and the 2020 Notes will be represented by a global security. Forms of the global securities for the 2035 Notes and the 2020 Notes are attached hereto as Exhibits 4.1 and 4.2, respectively. Copies of the Officers’ Certificates pursuant to Section 301 of the Indenture are attached hereto as Exhibits 4.3 and 4.4 and are incorporated by reference.

Item 7.01	Regulation FD Disclosure.

On January 14, 2005, Alabama Gas Corporation formally established both the series of 2035 Notes and the series of 2020 Notes under Officers’ Certificates pursuant to Section 301 of the Indenture. The closing of the offerings of the 2035 Notes and the 2020 Notes took place on January 14, 2005. Alabama Gas Corporation had previously filed a Registration Statement on Form S-3, registration number 333-121077, with the Securities and Exchange Commission (the “Registration Statement”), and filed two final prospectus supplements pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended, on January 12, 2005 which specified the terms of the 2035 Notes and the 2020 Notes.

Item 9.01	Financial Statements and Exhibits.

1.1	Underwriting Agreement dated January 11, 2005, between Alabama Gas Corporation as issuer and Edward D. Jones & Co., L.P. as underwriter.

1.2	Underwriting Agreement dated January 11, 2005, between Alabama Gas Corporation as issuer and A.G. Edwards & Sons, Inc. as underwriter.

4.1	Form of Global Note for the 5.70% Notes due January 15, 2035.

4.2	Form of Global Note for the 5.20% Notes due January 15, 2020.

4.3	Officers’ Certificate pursuant to Section 301 of the Indenture (2035 Notes).

4.4	Officers’ Certificate pursuant to Section 301 of the Indenture (2020 Notes).

5.1	Opinion of Bradley Arant Rose & White LLP.

23.1	Consent of Bradley Arant Rose & White LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ALABAMA GAS CORPORATION (Registrant)

Date: January 14, 2005	By	/S/ G. C. KETCHAM
G. C. Ketcham
Executive Vice President, Chief Financial Officer and Treasurer of Alabama Gas Corporation

EXHIBIT INDEX

1.1	Underwriting Agreement dated January 11, 2005, between Alabama Gas Corporation as issuer and Edward D. Jones & Co., L.P. as underwriter.

1.2	Underwriting Agreement dated January 11, 2005, between Alabama Gas Corporation as issuer and A.G. Edwards & Sons, Inc. as underwriter.

4.1	Form of Global Note for the 5.70% Notes due January 15, 2035.

4.2	Form of Global Note for the 5.20% Notes due January 15, 2020.

4.3	Officers’ Certificate pursuant to Section 301 of the Indenture (2035 Notes).

4.4	Officers’ Certificate pursuant to Section 301 of the Indenture (2020 Notes).

5.1	Opinion of Bradley Arant Rose & White LLP.

23.1	Consent of Bradley Arant Rose & White LLP (included in Exhibit 5.1).